Exhibit 10.44
FIRST AMENDMENT
TO
AMENDED AND RESTATED AIRCRAFT TIME SHARING AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED AIRCRAFT TIME SHARING AGREEMENT ("Amendment") is entered into this 16 day of October 2024, by and between Marathon Petroleum Company LP, a Delaware limited partnership (hereinafter "Operator"), and Michael J. Hennigan, an individual (hereinafter "Executive").
WHEREAS, Operator and Executive entered into that certain "Amended and Restated Aircraft Time Sharing Agreement" dated August 14, 2024 (the "Agreement"); and
WHEREAS, Operator and Executive desire to amend the Agreement in certain respects.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth to be kept and performed by the parties hereto, it is mutually covenanted and agreed as follows:
1. The fourth clause on the first page of the Agreement is hereby deleted in its entirety and replaced with the following:
WHEREAS, the Company owns or leases certain aircraft identified on Exhibit A (individually and collectively as the context requires, the "Aircraft") and operates the Aircraft for business use in accordance with the FAR (as hereinafter defined) and the Company's policies regarding use of the Aircraft;
    2. Exhibit A to the Agreement     is hereby deleted in its entirety and replaced with the attached Exhibit A.
    3. Except as hereinabove amended, the Agreement remains in full force and effect as the binding obligation of both Operator and Executive in accordance with its terms, as amended herein.
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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first written above.

MARATHON PETROLEUM COMPANY LP		MICHAEL J. HENNIGAN
By: MPC Investment LLC, its General Partner

By:	/s/ Fiona C. Laird	By:	/s/ Michael J. Hennigan
Name:	Fiona C. Laird		Michael J. Hennigan, Individually
Title:	CHRO and SVP Communications

Exhibit A
Description of Aircraft

Aircraft Make and Model	FAA Registration Number	Aircraft Serial Number	Primary Aircraft Base
Bombardier Challenger 300	N420MP	20420	KSAT
Bombardier Challenger 300	N422MP	20422	KFDY
Bombardier Challenger 350	N424MP	20594	KFDY
Bombardier Challenger 3500	N425MP	21017	KSAT
Gulfstream G450	N457MP	4320	KFDY
Gulfstream G450	N459MP	4327	KFDY